UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2019

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. HAMILTON AVENUE, SUITE 550

CAMPBELL, CA 95008

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2019, the Compensation Committee of the Board of Directors, or the Compensation Committee, of VIVUS, Inc., or the Company, met to conduct its annual review of the compensation of the Company’s employees, including its executive officers, or the Annual Compensation Meeting.

Cash Bonus Payments and Stock Option Awards for Executive Officers

At the Annual Compensation Meeting, the Compensation Committee authorized and approved cash bonus payments pursuant to the Company’s employee annual discretionary performance incentive plan for fiscal year 2018 adopted on the same date, or the Annual Bonus Plan, and stock option awards under the Company’s 2018 Equity Incentive Plan to certain of the Company’s employees, including executive officers John Amos, Chief Executive Officer, Kenneth Suh, President, Mark K. Oki, Chief Financial Officer and Chief Accounting Officer, John L. Slebir, Senior Vice President, Business Development and General Counsel and Secretary, M. Scott Oehrlein, Chief Operations Officer, and Santosh T. Varghese, M.D., Chief Medical Officer. The following table sets forth the specific cash bonus payments under the Annual Bonus Plan and stock option awards authorized and approved for each of Messrs. Amos, Suh, Oki, Slebir and Oehrlein and Dr. Varghese:

Executive Officers (1)	Cash Bonus Payments (2)	Stock Option Awards (3)
John Amos	$186,227	137,500
Kenneth Suh	$130,985	85,000
Mark K. Oki	$130,555	32,000
John L. Slebir	$205,152	32,000
M. Scott Oehrlein	$96,103	31,000
Santosh T. Varghese, M.D.	$144,881	32,000

(1)                Messrs. Oki and Slebir and Dr. Varghese were listed as named executive officers in the Company’s proxy statement filed with the Securities and Exchange Commission on August 1, 2018. The Board of Directors of the Company appointed Mr. Amos to serve as Chief Executive Officer and Mr. Oehrlein to serve as Chief Operations Officer, effective April 30, 2018. In addition, the Board of Directors of the Company appointed Mr. Suh to serve as President, effective August 3, 2018. As previously disclosed, Mr. Suh previously served as President and Chief Executive Officer of Willow Biopharma Inc., a wholly owned subsidiary of the Company.

(2)                Amounts for Messrs. Amos, Suh and Oehrlein represent a pro rata portion of their respective bonus under the Annual Bonus Plan based on the time that they each served in their respective positions with the Company in 2018.

(3)                With the exception of Mr. Suh, the shares of common stock subject to each stock option will vest and become exercisable over four (4) years as follows: one-fourth (1/4th) of the total number of shares subject to the option will vest and become exercisable on the one (1) year anniversary of the date of grant and an additional one forty-eighth (1/48th) of the total number of shares subject to the stock option will vest and become exercisable on the last day of each month thereafter, subject to each such individual continuing to be a Service Provider (as defined in the Company’s 2018 Equity Incentive Plan) on the relevant vesting dates. For Mr. Suh, the shares of common stock subject to the stock option will vest and become exercisable pursuant to the following four (4) year schedule commencing on January 23, 2019, or the Stock Option Vesting Commencement Date: 12,560 of the total number of shares subject to the option will vest and become exercisable one (1) year from the Stock Option Vesting Commencement Date, an additional 1,040 of the total number of shares subject to the option will vest and become exercisable on the last day of each month thereafter for thirty-six months, and 35,000 of the total number of shares subject to the option will vest and become exercisable upon the Company’s acquisition of a new commercial enterprise on or before January 23, 2022, subject to Mr. Suh continuing to be a Service Provider (as defined in the Company’s 2018 Equity Incentive Plan) on the relevant vesting dates. Each stock option has an exercise price equal to the closing price reported by the NASDAQ Global Select Market on the date of grant ($4.05 per share), a 7-year term from the date of grant and an exercise period equal to 12 months from the date each such individual ceases to be a Service Provider.

The Compensation Committee, in its sole discretion, authorized and approved the cash bonuses under the Annual Bonus Plan for each of the executive officers. Bonuses were calculated using a formula that includes: (a) the individual’s base salary, (b) the individual’s target bonus, and (c) such other discretionary factors as the Compensation Committee determined appropriate given the performance of the Company and the individual’s contribution to the Company’s overall performance, including the achievement of various corporate objectives.

Increases to Base Salary Compensation for Executive Officers

At the Annual Compensation Meeting, the Compensation Committee conducted its annual review of the base salaries of the Company’s employees, including its executive officers. The following table sets forth the 2019 base salaries authorized and approved for each of Messrs. Amos, Suh, Oki, Slebir and Oehrlein and Dr. Varghese:

Executive Officers (1)	2018 Base Salary (2)	2019 Base Salary (3)
John Amos	$545,000	$545,000
Kenneth Suh	$460,000	$473,800
Mark K. Oki	$383,985	$395,500
John L. Slebir	$482,710	$497,200
M. Scott Oehrlein	$375,000	$386,300
Santosh T. Varghese, M.D.	$426,120	$438,900

(1)          Messrs. Oki and Slebir and Dr. Varghese were listed as named executive officers in the Company’s proxy statement filed with the Securities and Exchange Commission on August 1, 2018. The Board of Directors of the Company appointed Mr. Amos to serve as Chief Executive Officer and Mr. Oehrlein to serve as Chief Operations Officer, effective April 30, 2018. In addition, the Board of Directors of the Company appointed Mr. Suh to serve as President, effective August 3, 2018. As previously disclosed, Mr. Suh previously served as President and Chief Executive Officer of Willow Biopharma Inc., a wholly owned subsidiary of the Company.

(2)          Messrs. Amos, Suh and Oehrlein received a pro rata portion of their respective base salary for 2018 based on the time that they each served in their respective positions with the Company in 2018.

(3)          The 2019 base salaries are effective retroactively to January 1, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel

Date: January 25, 2019

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